UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 21, 2026

EPAM SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35418	22-3536104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive	Suite 202	18940
Newtown	Pennsylvania
(Address of principal executive offices)		(Zip Code)

267-759-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	EPAM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2026, EPAM Systems, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Among other matters, the Company’s stockholders approved an amendment to the EPAM Systems, Inc. 2025 Long Term Incentive Plan (the “2025 Plan”) to increase the number of shares of the Company’s common stock available for issuance under the 2025 Plan by 4,000,000 shares, less any shares granted under the 2025 Plan in excess of the number of shares outstanding as disclosed in the proposal related to the amendment in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2026 (the “Proxy Statement”). The amendment to the 2025 Plan was previously adopted by the Company’s Board of Directors (“Board”), subject to approval by stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders also approved an amendment to the 2021 EPAM Systems, Inc. Employee Stock Purchase Plan (the “2021 ESPP”) to increase the number of shares of the Company’s common stock available for issuance under the 2021 ESPP by 650,000 shares. The amendment to the 2021 ESPP was previously adopted by the Board, subject to approval by stockholders at the Annual Meeting.

The effective date of the amendments to both the 2025 Plan and the 2021 ESPP is May 21, 2026. The foregoing summaries of the amendments to the 2025 Plan and the 2021 ESPP are not complete summaries of the terms of either amendment and are qualified by reference to the text of the amendments, which were included as Appendix B and Appendix C, respectively, to the Proxy Statement, and are filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders also approved a proposal to amend the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Fourth A&R Charter”) to enable adoption of the right of stockholders to call a special meeting. The amendments to the Fourth A&R Charter were previously approved by the Company’s Board, subject to stockholder approval at the Annual Meeting. The amendments to the Fourth A&R Charter became effective upon filing the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Fifth A&R Charter”) with the Secretary of State of the State of Delaware on May 21, 2026. The Board concurrently ratified a Certificate of Change of Registered Agent and/or Registered Office (the “Certificate”) that became effective upon filing with the Secretary of State of the State of Delaware.

On May 21, 2026, the Board approved a Restated Certificate of Incorporation of the Company (the “Restated Charter”) that restates the Fifth A&R Charter, integrates the Certificate and the Fifth A&R Charter, and supersedes the Fifth A&R Charter. The Restated Charter became effective upon filing with the Secretary of State of the State of Delaware.

On May 21, 2026, amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) also became effective. The amendments to the Bylaws were made to conform the Bylaws to the changes made in the Fifth A&R Charter and consist of amendments to Sections 2.03 through 2.05 and 2.10 to reflect the procedures for stockholders to request a special meeting. The amendments to the Bylaws were previously adopted by the Board, subject to approval by stockholders of the proposal to amend the Fourth A&R Charter to enable adoption of the right of stockholders to call a special meeting.

The summary descriptions of the changes to the Restated Charter and Bylaws are not complete and are qualified in their entirety by reference to the full text of the Restated Charter and Bylaws, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

As of the April 1, 2026 record date, a total of 52,756,846 shares of the Company’s common stock were entitled to vote on matters presented to stockholders at the Annual Meeting. The proposals presented at the Annual Meeting are described in detail in the Proxy Statement. A summary of the final voting results for each matter follows.

Election of Directors

The Company’s stockholders voted to elect Balazs Fejes, Eugene Roman, Jill Smart, and Ronald Vargo to serve as Class II directors, holding office until the annual meeting of stockholders in 2027, or until their successors are elected and qualified. Votes cast were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Balazs Fejes	45,500,634	565,330	17,645	3,732,360
Eugene Roman	45,321,803	715,905	45,901	3,732,360
Jill Smart	44,422,620	1,574,090	86,899	3,732,360
Ronald Vargo	43,434,507	2,588,200	60,902	3,732,360

Approval of an Amendment to the Fourth A&R Charter to Enable Adoption of the Right to Call a Special Meeting

The Company’s stockholders voted to approve an amendment to the Fourth A&R Charter to enable adoption of the right of stockholders to call a special meeting. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
42,309,922	2,339,440	1,434,247	3,732,360

Ratification of Appointment of Independent Auditors

Stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
49,122,407	629,301	64,261	̶

Advisory Vote to Approve Executive Compensation

The Company’s stockholders voted, on an advisory basis, to approve the compensation for the Company’s named executive officers for the fiscal year ended December 31, 2025 as disclosed in the Proxy Statement. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
43,808,762	2,183,079	91,768	3,732,360

Approval of the Amendment to the 2025 Plan

The Company’s stockholders voted to approve an amendment to the 2025 Plan. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,814,144	9,148,877	120,588	3,732,360

Approval of the Amendment to the 2021 ESPP

The Company’s stockholders voted to approve an amendment to the 2021 ESPP. Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,718,624	308,121	56,864	3,732,360

Advisory Vote on a Stockholder Proposal entitled “Give Shareholders an Ability to Call for a Special Shareholder Meeting”

The Company’s stockholders did not approve the advisory stockholder proposal entitled “Give Shareholders an Ability to Call for a Special Shareholder Meeting.” Votes cast were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,002,319	25,953,614	127,676	3,732,360

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits
3.1    Restated Certificate of Incorporation
3.2    Amended and Restated Bylaws
10.1    Amendment No. 1 to EPAM Systems, Inc. 2025 Long Term Incentive Plan
10.2    Amendment No. 1 to EPAM Systems, Inc. 2021 Employee Stock Purchase Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2026

By:	/s/ Edward F. Rockwell
Name:	Edward F. Rockwell
Title:	SVP, Chief Legal Officer and Corporate Secretary